SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                         August 6, 1998 (August 6, 1998)
                Date of Report (Date of earliest event reported)



                               DT INDUSTRIES, INC.
               (Exact name of registrant as specified in charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)



        0-23400                                        44-0537828
(Commission File Number)                 (I.R.S. Employer Identification Number)



                         1949 East Sunshine, Suite 2-300
                              Springfield, MO 65804
                    (Address of principal executive offices)
                                   (Zip code)


                                 (417) 890-0102
               (Registrants telephone number, including area code)

ITEM 5.  OTHER EVENTS

On August 6, 1998, DT Industries (the "Company") announced its earnings for the quarter and fiscal year ended June 28, 1998.


ITEM 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Press release of the Company dated August 6, 1998.
















                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     DT INDUSTRIES, INC.

Date: August 6, 1998                 by:  /s/  Bruce P. Erdel
                                          --------------------------------------
                                          Bruce P. Erdel
                                          Vice President - Finance and Secretary

                                  EXHIBIT INDEX

                                                                Page no. in
                                                                Sequential
Exhibit No.                 Description                         Numbering System
-----------                 --------------                      ----------------
    99                      Press Release of the
                            Company dated
                            August 6, 1998.